UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2015

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 31, 2015, American Superconductor Corporation (the “Company”) held its Annual Meeting of Stockholders at which the Company’s stockholders took the following actions:

1. The Company’s stockholders elected the following directors to its Board of Directors (the “Board”):

DIRECTOR	VOTES FOR	VOTES WITHHELD

Vikram S. Budhraja	4,489,440	639,248

Pamela F. Lenehan	4,830,947	297,741

Daniel P. McGahn	4,793,303	335,385

David R. Oliver, Jr.	4,808,140	320,548

John B. Vander Sande	4,429,984	698,704

John W. Wood, Jr.	4,425,804	702,884

There were 4,871,355 broker non-votes for each director.

2. The Company’s stockholders voted to ratify the selection by the Audit Committee of the Board of McGladrey LLP as the Company’s independent registered public accounting firm for the current fiscal year by a vote of 9,724,171 shares of common stock for, 192,043 shares of common stock against and 83,829 shares of common stock abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: July 31, 2015	By:	/s/ David A. Henry
David A. Henry
Executive Vice President and Chief Financial Officer

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